Exhibit 99.2 GREEKTOWN CASINO-HOTEL TRANSACTION OVERVIEW NOVEMBER 14, 2018

hetcs\Discussion Materials\2017-09 VICI Refi RFP\07. RAP\VICI RAP v126.pptx DISCLAIMERS Forward Looking Statements This presentation contains forward-looking statements within the meaning of the federal securities laws. You can identify these statements by the use of the words “assumes,” “believes,” “estimates,” “expects,” “guidance,” “intends,” “plans,” “projects,” and similar expressions that do not relate to historical matters. All statements other than statements of historical fact are forward-looking statements. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties, and other factors which are, in some cases, beyond the control of VICI Properties Inc. and its subsidiaries (collectively, the “Company”) and could materially affect actual results, performance, or achievements. Among those risks, uncertainties and other factors are risks that the acquisition of the Greektown Casino-Hotel may not be consummated on the terms or timeframe described herein, or at all; the ability of the parties to satisfy the conditions set forth in the definitive transaction documents, including the ability to receive, or delays in obtaining, the regulatory approvals required to consummate the transactions; the terms on which the Company finances the transaction, including the source of funds used to finance such transaction; disruptions to the real property and operations of the Greektown Casino-Hotel during the pendency of the closing; risks that the Company may not achieve the benefits contemplated by the acquisition of the real estate assets (including any expected accretion or the amount of any future rent payments); and risks that not all potential risks and liabilities have been identified in the due diligence. Additional important factors that may affect the Company’s business, results of operations and financial position are described from time to time in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2018, June 30, 2018, and September 30, 2018, and the Company’s other filings with the Securities and Exchange Commission (the “SEC”). The Company does not undertake any obligation to update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as may be required by applicable law. Market and Industry Data This presentation contains estimates and information concerning the Company's industry and certain relevant markets, including macroeconomic data and gross gaming revenue, that are based on industry publications, reports and public filings. This information involves a number of assumptions and limitations, and you are cautioned not to rely on or give undue weight to this information. The Company has not independently verified the accuracy or completeness of the data contained in these industry publications, reports or filings. The industry in which the Company operates is subject to a high degree of uncertainty and risk due to variety of factors, including those described in the "Risk Factors" section of the Company's public filings with the SEC. Non‐GAAP Financial Measures This presentation includes references to EBITDAM and Adjusted EBITDAM, as they relate to the Greektown Casino-Hotel, which are not required by, or presented in accordance with, generally accepted accounting principles in the United States (“GAAP”). These are non‐GAAP financial measures and should not be construed as an alternative to net income or as an indicator of operating performance (as determined in accordance with GAAP). Adjusted EBITDAM, as it relates to the Greektown Casino-Hotel, is defined as net income before interest expense, net of interest capitalized, amortization of finance fees and accretion of discount, management fees, stock based compensation and severance expense, non-recurring balance sheet reconciliation adjustment, depreciation and amortization, executive and professional services fees, market close adjustment and snowfall adjustment. We use Adjusted EBITDAM to evaluate the capacity of the tenant under the lease agreement for the Greektown Casino-Hotel to meet its obligations thereunder. These non-GAAP financial measures: (i) do not represent cash flow from operations as defined by GAAP; (ii) should not be considered as an alternative to net income as a measure of operating performance or to cash flows from operating, investing and financing activities; and (iii) are not alternatives to cash flow as a measure of liquidity. In addition, these measures should not be viewed as measures of liquidity, nor do they measure our ability to fund all of our cash needs, including our ability to make cash distributions to our stockholders, to fund capital improvements, or to make interest payments on our indebtedness. Investors are also cautioned that EBITDAM and Adjusted EBIDTAM, as presented, may not be comparable to similarly titled measures reported by other real estate companies, including REITs, due to the fact that not all real estate companies use the same definitions. The presentation of these measures does not replace the presentation of financial results in accordance with GAAP. Financial Data Financial information provided herein is as of September 30, 2018 unless otherwise noted. Published November 14, 2018. 2 hetcs\Discussion Materials\2017-09 VICI Refi RFP\07. RAP\VICI RAP v126.pptx GREEKTOWN CASINO-HOTEL: ACQUISITION STRATEGIC RATIONALE ✓ High quality urban asset with significant capital investments in recent years ✓ Potential upside from embedded organic growth opportunities Strong Asset and diversified national operator Well-Positioned ✓ Located in downtown Detroit, a major regional urban gaming for Growth market with significant Gross Gaming Revenue (“GGR”) Key Asset Key ✓ Positioned near many popular attractions and amenities ✓ Limited competition and favorable regulatory environment ✓ Attractive acquisition cap rate of 7.9% ✓ Maintain leverage within stated goal of 5.0x – 5.5x ✓ Strategic Increase to rental revenue and NOI Transaction ✓ Continues to diversify tenant base and further strengthens relationship with Penn National Transaction Highlights Transaction ✓ Penn National will provide a corporate-level parent guarantee 3 hetcs\Discussion Materials\2017-09 VICI Refi RFP\07. RAP\VICI RAP v126.pptx GREEKTOWN CASINO-HOTEL: TRANSACTION OVERVIEW Greektown Acquisition Penn National Partnership Certain subsidiaries of Real Estate Purchase Price $700.0 million Tenant Penn National LTM 9/30/2018 EBITDAM1 $96.6 million Guarantor Penn National Initial term of 15 years; Pre-Synergy Rent Coverage1 1.7x Triple-Net Lease Terms Followed by four 5-year renewal options Year 1 Total Rent $55.6 million Building component up to 2% annually; Land component is fixed; Variable Escalator Summary Real Estate Purchase Multiple 12.6x component based on periodic lookback Implied Real Estate Cap Rate 7.9% to property net revenues2 Tenant Capex At least 1% net revenues Consideration Cash Requirements1 1. Adjusted EBITDAM results represent unaudited management financials for the twelve-month period ended September 30, 2018. See page 8 for a reconciliation to the most comparable GAAP financial measure. 2. Variable component of rent escalator is reset by 4% of the difference in net revenues. See page 7 for a detailed description of the rent escalator. 4 hetcs\Discussion Materials\2017-09 VICI Refi RFP\07. RAP\VICI RAP v126.pptx GREEKTOWN CASINO-HOTEL: URBAN ASSET WITH GROWTH POTENTIAL Property Overview Greektown Casino-Hotel 1• Opened in November 2000 in downtown Detroit’s historic entertainment district ~100,000 Sq. ft. of 2• $134 million of capital invested since 2014 gaming floor 3• Full-service casino, hotel and entertainment venue centrally located 2,705 / 75 within walking distance to major downtown attractions Slot machines and tables 4• Recent enhancements include new table games and slot machines, new F&B offerings, and comprehensive interior renovations 400 Hotel rooms Investment Highlights 8 ✓ One of the three commercial casinos currently permitted to operate in Detroit¹ Acres of property ✓ 3rd largest casino in Michigan and 6th largest regional casino in the Midwest 14,000 Sq. ft. of catering and event space ✓ Centrally located in Downtown Detroit, an established gaming market 9 Restaurants ✓ Awarded AAA Four Diamond in 2016, 2017, and 2018 and bars Source: Michigan Gaming Control Board, Fantini Report and Detroit Chamber of Commerce 1. Per the Michigan Gaming Control and Revenue Act, no more than three gaming licenses can be issued in any city in Michigan. The Michigan state constitution requires a three-fourths vote of both houses of the legislature to amend the gaming law. 5 hetcs\Discussion Materials\2017-09 VICI Refi RFP\07. RAP\VICI RAP v126.pptx DETROIT: STABLE MARKET WITH ROOM FOR GROWTH Detroit Market Highlights Stable Detroit GGR Through Market Cycles ✓ Limited competition with no additional commercial casinos ($ in billions) permitted¹ Detroit GGR Remains Consistent Through Economic ✓ The Central Business District offers many nearby attractions, such Cycles and is Supported by Increasing GDP as Comerica Park, Ford Field, Little Caesars Arena, the city’s theater $1.4 $1.4 10.0 % district, GM’s Renaissance Center and the Cobo Conference Center $1.4 $1.4 $1.4 $1.3 $1.4 $1.3 $1.3 $1.4 $1.3 $1.3 ✓ Meaningful downtown investment (multiple large scale developments and infrastructure initiatives) expected over the near-term 5.0% ✓ Strong job market with employees serving a range of industries % of Employees Across Detroit Sectors 0.0 % Knowledge Based Other Services Leisure and 13% 23% Hospitality 9% (5.0)% Government Trade, Transportation 11% and Utilities 16% (10.0)% 2006A 2007A 2008A 2009A 2010A 2011A 2012A 2013A 2014A 2015A 2016A 2017A Manufacturing and Construction Detroit GGR Detroit GDP YoY U.S. Metropolitan GDP Education and Healthcare Growth (RHS) YoY Growth (RHS) 12% 16% Source: Michigan Gaming Control and Revenue Act, Michigan Gaming Control Board, U.S. Bureau of Labor Statistics, U.S. Bureau of Economic Analysis and Bureau of Labor; Southeast Michigan Council of Governments 1. Per the Michigan Gaming Control and Revenue Act, no more than three gaming licenses can be issued in any city in Michigan. The Michigan state constitution requires a three-fourths vote of both houses of the . legislature to amend the gaming law. 6 hetcs\Discussion Materials\2017-09 VICI Refi RFP\07. RAP\VICI RAP v126.pptx GREEKTOWN CASINO-HOTEL: LEASE AGREEMENT STRUCTURE Greektown Rent Structure Other Key Terms ◼ Year 1 Annual Penn National will provide a parent Components of Rent Escalators and Resets Rent ($mm) guarantee ◼ ◼ Set at 2% of LTM net revenues1 Lease will be triple-net with initial Land Base Rent $6.4 ◼ Fixed for the entire duration of the lease term 15-year term followed by 4 five- year renewal options ◼ Subject to annual escalator of up to 2% (based on ◼ Building Base Rent $42.8 Tenant CapEx Requirement: at minimum rent coverage of 1.85x)2 least 1% of net revenues ◼ ◼ Structure to be consistent with the Fixed for first two years at 2% of LTM net Margaritaville lease revenues ◼ Reset every 2 years to an amount equal to 4% Percentage Rent $6.4 multiplied by the difference of the average net revenues of trailing 2 year period and a threshold amount (defined as 50% of LTM net revenues prior to acquisition) Year 1 Rent $55.6 1. Based on $319.2 million of LTM net revenues as of June 2018. 2. See page 8 for a reconciliation to the most comparable GAAP financial measure. Minimum rent coverage subject to receipt of a favorable private letter ruling from the IRS. 7 hetcs\Discussion Materials\2017-09 VICI Refi RFP\07. RAP\VICI RAP v126.pptx RECONCILIATION FROM GAAP TO NON-GAAP FINANCIAL MEASURES CALCULATION OF GREEKTOWN ADJUSTED EBITDAM Twelve Months Ended ($ in millions) September 30, 2018 Net Income $17.5 Interest Expense, Net of Interest Capitalized 20.5 Amortization of Finance Fees and Accretion of Discount 0.4 Management Fees 10.2 Stock Based Compensation and Severance Expense 0.2 Non-recurring Balance Sheet Reconciliation Adjustment 1.8 Depreciation and Amortization 35.1 EBITDAM $85.8 Executive and Professional Services Fees1 6.1 Market Closure2 2.9 Snowfall Adjustment3 1.8 Adjusted EBITDAM $96.6 Year 1 Annual Rent $ 55.6 Pro Forma Rent Coverage 1.7x 1. Represents the incremental executive and professional service fees billed by JACK Entertainment and its affiliates. 2. Greektown closed its Monroe Market food court and primary entrance to the casino for renovation in June 2017. JACK Entertainment has estimated that the closure reduced EBITDAM in 2017 by ~$2.5 million (~$0.4 million per month for 6 months). Monthly EBITDAM impact carried forward in 2018 for affected months (through April). 3. Adjustments estimated by JACK Entertainment due to abnormally heavy February snowfall that affected 15 of the 28 days, with 10 of the 15 weather‐impacted days occurring on a Friday, Saturday, or Sunday. 8